UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 1, 2013

ACTAVIS PLC

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-13305	98-1114402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay

Dublin 2, Ireland

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Actavis Credit and Guaranty Agreements

On October 1, 2013 (the “Closing Date”) and pursuant to that certain Term Loan Amendment Agreement (the “Term Amendment Agreement”), by and among Actavis, Inc. (“Actavis”), Bank of America, N.A. (“BofA”), as administrative agent thereunder, and the lenders party thereto, dated as of August 1, 2013, Actavis plc (“New Actavis” and formerly known as Actavis Limited), as parent guarantor, Actavis WC Holding S.à r.l. (the “ACT Borrower”), as borrower, Actavis, as a subsidiary guarantor, and BofA, as administrative agent, entered into that certain Amended and Restated Actavis Term Loan Credit and Guaranty Agreement (the “ACT Term Loan Agreement”), dated as of October 1, 2013. The ACT Term Loan Agreement amends and restates Actavis’ existing $1.8 billion senior unsecured term loan credit agreement dated as of June 22, 2012.

On the Closing Date and pursuant to that certain Revolver Loan Amendment Agreement (the “Revolver Amendment Agreement” and, together with the Term Amendment Agreement, the “Amendment Agreements”), by and among Actavis, BofA, as administrative agent thereunder, and the lenders party thereto, dated as of August 1, 2013, New Actavis, as parent guarantor, the ACT Borrower, as borrower, Actavis, as a subsidiary guarantor, and BofA, as administrative agent, entered into that certain Amended and Restated Actavis Revolving Credit and Guaranty Agreement (the “ACT Revolving Credit Agreement” and, together with the ACT Term Loan Agreement, the “Amended and Restated Credit Agreements”), dated as of October 1, 2013. The ACT Revolving Credit Agreement amends and restates Actavis’ existing $750 million senior unsecured revolving credit agreement dated as of September 16, 2011, as amended by that certain Amendment No. 1 to Credit Agreement and Joinder Agreement dated as of May 21, 2012.

WC Term Loan Credit and Guaranty Agreement

On the Closing Date, Warner Chilcott Corporation, a Delaware corporation (“WC Corporation”), WC Luxco S.à r.l., a private limited liability company (société à responsabilité limitée), incorporated under the laws of the Grand-Duchy of Luxembourg (“WC Luxco”), Warner Chilcott Company, LLC, a limited liability company organized under the laws of the Commonwealth of Puerto Rico (“WC Company” and, together with WC Corporation and WC Luxco, the “WC Borrowers”) and Warner Chilcott Finance LLC, as a subsidiary guarantor, became parties to that certain WC Term Loan Credit and Guaranty Agreement (the “WC Term Loan Agreement”) dated as of August 1, 2013, by and among New Actavis, as parent guarantor, BofA, as administrative agent thereunder and a syndicate of banks participating as lenders. Pursuant to the WC Term Loan Agreement, on the Closing Date, the lenders party thereto provided loans to the WC Borrowers in a total aggregate principal amount of $2.0 billion, comprised of (i) a tranche pursuant to which loans were made in US Dollars to each of the WC Borrowers in a total aggregate principal amount of $1.0 billion, which loans will mature on the third anniversary of the Closing Date and (ii) a tranche pursuant to which loans were made in US Dollars to each of the WC Borrowers in a total aggregate principal amount of $1.0 billion, which loans will mature on the fifth anniversary of the Closing Date. The proceeds of borrowings under the WC Term Loan Agreement were used to finance, in part, the repayment in full of all amounts owing under that certain Credit Agreement, dated as of March 17, 2011, as amended by Amendment No. 1 on August 20, 2012, among the WC Borrowers, BofA. as administrative agent thereunder and a syndicate of banks participating as lenders.

The foregoing description of the Amendment Agreements, the Amended and Restated Credit Agreements and the WC Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full texts thereof filed as Exhibits 10.1 through 10.5 to Actavis’ current report filed on Form 8-K dated as of August 2, 2013, and incorporated herein by reference.

Actavis Supplemental Indenture

On October 1, 2013, New Actavis, Actavis and Wells Fargo Bank, National Association, as trustee, entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) to the indenture, dated as of August 24, 2009 (the “Base Indenture” and, together with the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture (each as defined below), the “Indenture”), as supplemented by the first supplemental indenture, dated as of August 24, 2009 (the “First Supplemental Indenture”), the second supplemental indenture, dated as of May 7, 2010 (the “Second Supplemental Indenture”), and the third supplemental indenture, dated as of October 2, 2012 (the “Third Supplemental Indenture”). Pursuant to the Fourth Supplemental Indenture, New Actavis has provided a full and unconditional guarantee of Actavis’ obligations under its 5.000% Senior Notes due August 15, 2014, (the “2014 Notes”), 6.125% Senior Notes due August 15, 2019 (the “2019 Notes”), 1.875% Senior Notes due 2017 (the “2017 Notes”), 3.250% Senior Notes due 2022 (the “2022 Notes”) and 4.625% Senior Notes due 2042 (the “2042 Notes,” and together with the 2014 Notes, the 2019 Notes, the 2017 Notes and the 2022 Notes, the “Notes”). The Fourth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report and is incorporated by reference as if set forth in full.

WC Supplemental Indenture

On October 1, 2013, New Actavis, WC Company, Warner Chilcott Finance LLC (the “Co-Issuer” and together with WC Company, the “Issuers”) and Wells Fargo Bank, National Association, as trustee (the “WC Trustee”), entered into a third supplemental indenture (the “Supplemental Indenture”) to the indenture, dated as of August 20, 2010 (the “WC Indenture”), among the Issuers, the guarantors party thereto and the WC Trustee, with respect to the Issuers’ 7 3⁄4% senior notes due 2018 (the “WC Notes”). Pursuant to the Supplemental Indenture, New Actavis has provided a full and unconditional guarantee of the Issuers’ obligations under the WC Notes and the WC Indenture. The Supplemental Indenture is filed as Exhibit 4.2 to this Current Report and is incorporated by reference as if set forth in full.

On October 1, 2013, the Issuers and the Trustee entered into a Release of Guarantees of Certain Guarantors (the “Release of Guarantees”), pursuant to which Warner Chilcott’s guarantee of the Notes was released in accordance with Section 11.05(f) of the Indenture and the guarantees of certain other guarantors were released in accordance with Section 11.05(c) or 11.05(e) of the Indenture.

Indemnification Agreements

Effective October 1, 2013, New Actavis entered into deeds of indemnification (the “Deeds of Indemnification”) with certain directors and officers of New Actavis. The Deeds of Indemnification provide indemnification to such directors and officers to the fullest extent permitted by the laws of Ireland, and in accordance with New Actavis’ Memorandum and Articles of Association, for all expenses actually and reasonably incurred in any action or proceeding in which the officer or director is or may be involved in by reason of the fact that he or she is or was a New Actavis officer or director, on the terms and conditions set forth in the Deeds of Indemnification. Further, New Actavis agrees to advance expenses incurred in defense of these proceedings, on the terms and conditions set forth in the Deeds of Indemnification. The Deeds of Indemnification also provide procedures for requesting and obtaining indemnification and advancement of expenses.

Effective October 1, 2013, Actavis W.C. Holding Inc. (“U.S. Holdco”), an indirectly wholly-owned subsidiary of Actavis plc, entered into indemnification agreements (the “Holdco Indemnification Agreements”) with certain directors and executive officers of New Actavis. The Holdco Indemnification Agreements provide indemnification to such directors and officers to the fullest extent permitted by the General Corporation Law of Delaware, and in accordance with U.S. Holdco’s Bylaws, for all expenses actually and reasonably incurred in any action or proceeding in which the director or officer is or may be involved by reason of the fact that he or she is or was a U.S. Holdco director or officer, on the terms and conditions set forth in the Holdco Indemnification Agreements. Further, U.S. Holdco agrees to advance expenses incurred in defense of these proceedings, on the terms and conditions set forth in the Holdco Indemnification Agreements. The Holdco Indemnification Agreements also provide procedures for requesting and obtaining indemnification and advancement of expenses.

The foregoing descriptions of the Deeds of Indemnification and the Holdco Indemnification Agreements are general descriptions only and are qualified in their entirety by reference to the forms of the Deed of Indemnification and Indemnification Agreement, respectively, which are filed as Exhibits 10.6 and 10.7 hereto, respectively, and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the completion of the Transactions (as defined below), on October 1, 2013, the WC Borrowers paid in full all amounts owing under that certain Credit Agreement, dated as of March 17, 2011, as amended by Amendment No. 1 on August 20, 2012 (the “Existing WC Credit Agreement”), among the WC Borrowers, Bank of America, N.A. as administrative agent thereunder and a syndicate of banks participating as lenders. At the time of such payment, the Existing WC Credit Agreement and all commitments to extend further credit under the Existing WC Credit Agreement were terminated and all liens securing obligations thereunder were released.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2013, pursuant to the transaction agreement, dated May 19, 2013, among Actavis, Warner Chilcott Public Limited Company (“Warner Chilcott”), New Actavis, Actavis Ireland Holding Limited, Actavis W.C. Holding LLC (now known as Actavis W.C. Holding Inc.) and Actavis W.C. Holding 2 LLC (now known as Actavis W.C. Holding 2 Inc.) (“MergerSub”) (the “Transaction Agreement”), (a) New Actavis acquired Warner Chilcott (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 (the “Scheme”) and (b) MergerSub merged with and into Actavis, with Actavis as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Actavis and Warner Chilcott became wholly owned subsidiaries of New Actavis.

Pursuant to the terms of the Transaction Agreement, each Warner Chilcott ordinary share (the “Warner Chilcott Ordinary Shares”) was converted into the right to receive 0.160 of a New Actavis ordinary share (the “New Actavis Ordinary Shares”), and each of Actavis’ common shares (the “Actavis Common Shares”) was converted into the right to receive one New Actavis Ordinary Share.

The issuance of New Actavis Ordinary Shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Actavis’ registration statement on Form S-4 (File No. 333-189402) (the “Registration Statement”) filed with the SEC and declared effective on July 31, 2013. The definitive joint proxy statement/prospectus of Actavis and Warner Chilcott, dated July 31, 2013, that forms a part of the Registration Statement contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Actavis and Warner Chilcott in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Actavis is the successor issuer to Actavis and to Warner Chilcott. New Actavis’ Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Actavis is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Actavis hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. New Actavis’ Ordinary Shares were approved for listing on the New York Stock Exchange (“NYSE”) and trade under the symbol “ACT.”

Prior to the Transactions, Actavis’ Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. Warner Chilcott’s Ordinary Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ. Both the Actavis Common Shares and the Warner Chilcott Ordinary Shares were suspended from trading on the NYSE and the NASDAQ, respectively, prior to the open of trading on October 1, 2013. Warner Chilcott expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Warner Chilcott Ordinary Shares. Actavis currently intends to file a Form 15 with the SEC to terminate the registration of the Actavis Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in January 2014.

The foregoing description of the Transaction Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement filed as Exhibit 2.1 to Actavis’ current report filed on Form 8-K dated as of May 23, 2013, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Transactions, on October 1, 2013, each Actavis Common Share was cancelled and automatically converted into the right to receive one New Actavis Ordinary Share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

The issuance of New Actavis ordinary shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Actavis’ registration statement on Form S-4 (File No. 333-189402) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on July 31, 2013. The definitive joint proxy statement/prospectus of Actavis and Warner Chilcott, dated July 31, 2013, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including information concerning the interests of directors, executive officers and affiliates of Actavis and Warner Chilcott in the Transactions.

Actavis’ common shares (the “Actavis Common Shares”) were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. Warner Chilcott’s ordinary shares (the “Warner Chilcott Ordinary Shares”) were registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ Global Select Market (the “NASDAQ”). The Actavis Common Shares and the Warner Chilcott Ordinary Shares were delisted from the NYSE and the NASDAQ, respectively, prior to the open of trading on October 1, 2013. Warner Chilcott expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Actavis Common Shares and the Warner Chilcott Ordinary Shares, respectively. Actavis currently intends to file a Form 15 with the SEC to terminate the registration of the Actavis Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in January 2014.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2013, in connection with the consummation of the Transactions, New Actavis amended and restated its memorandum and articles of association. The New Amended and Restated Memorandum and articles of association of New Actavis are attached hereto as Exhibits 3.2 and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

New Actavis’ news release announcing the completion of the Acquisition is furnished as Exhibit 99.1 to this Form 8-K.

The information in the news release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The combined/consolidated financial statements of Actavis Pharma Holding 4 ehf. and Actavis S.à r.l. as of December 31, 2011, 2010, and 2009, and for each of the years in the three-year period ended December 31, 2011, and the combined condensed interim financial statements of Actavis and Warner Chilcott as of June 30, 2012, and 2011, and for each of the six month interim periods in the two-year period ended June 30, 2012 are substantially the same as those that were incorporated by reference into the Form S-4 that was declared effective on July 31, 2013. Accordingly, no additional financial statements are required to be included herein.

(b)	Pro Forma Financial Information

The pro forma financial information of New Actavis that is required by this Item is substantially the same as the pro forma information that was included in the Form S-4 that was declared effective on July 31, 2013. Accordingly, no additional pro forma information of New Actavis is required to be included herein.

(d)	Exhibits:

Exhibit No.	Description

2.1	Transaction Agreement, dated May 19, 2013, by and among Actavis, Inc., Warner Chilcott Public Limited Company, Actavis Limited (now known as Actavis plc), Actavis Ireland Holding Limited, Actavis W.C. Holding LLC (now known as Actavis W.C. Holding Inc.) and Actavis W.C. Holding 2 LLC (now known as Actavis W.C. Holding 2 Inc.) (incorporated by reference to Exhibit 2.1 of Actavis, Inc.’s May 23, 2013 Current Report on Form 8-K).

3.1	Certificate of Incorporation of Actavis plc (formerly known as Actavis Limited).

3.2	Amended and Restated Memorandum and Articles of Association of Actavis plc (formerly known as Actavis Limited).

4.1	Fourth Supplemental Indenture, dated as of October 1, 2013, by and among Actavis, Inc., Actavis plc (formerly known as Actavis Limited) and Wells Fargo Bank, National Association, as trustee.

4.2	Third Supplemental Indenture, dated as of October 1, 2013, by and among Warner Chilcott Company, LLC, Warner Chilcott Finance LLC, Actavis plc (formerly known as Actavis Limited) and Wells Fargo Bank, National Association, as trustee.

10.1	Term Loan Amendment Agreement, by and among Actavis, Inc., Bank of America, N.A., as Administrative Agent, and the lenders party thereto, dated as of August 1, 2013 (incorporated by reference to Exhibit 10.1 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.2	Revolver Loan Amendment Agreement, by and among Actavis, Inc., Bank of America, N.A., as Administrative Agent, and the lenders party thereto, dated as of August 1, 2013 (incorporated by reference to Exhibit 10.2 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.3	Amended and Restated Actavis Term Loan Credit Facility, by and among Actavis WC Holding S.à r.l., Actavis, Inc., Actavis plc (formerly known as Actavis Limited), the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, to be dated as of the Closing Date (incorporated by reference to Exhibit 10.3 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.4	Amended and Restated Actavis Revolving Credit Facility, by and among Actavis WC Holding S.à r.l., Actavis, Inc., Actavis plc (formerly known as Actavis Limited), the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, to be dated as of the Closing Date (incorporated by reference to Exhibit 10.4 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.5	WC Term Loan Credit and Guaranty Facility, dated as of August 1, 2013, by and among Actavis Limited, Warner Chilcott Corporation, WC Luxco S.à r.l, Warner Chilcott Company, LLC, Warner Chilcott Finance LLC, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent thereunder (incorporated by reference to Exhibit 10.5 to Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.6	Form of Deed of Indemnification, Actavis plc.

10.7	Form of Indemnification Agreement, Actavis W.C. Holding Inc.

99.1	Press Release issued by Actavis plc on October 1, 2013.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Actavis, Actavis plc, Warner Chilcott, the acquisition and other transactions contemplated by the Transaction Agreement, acquisition financing, Actavis’, Actavis plc’s or Warner Chilcott’s long-term credit rating and revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Actavis, Actavis plc or Warner Chilcott, based on current beliefs of management as well as assumptions made by, and information currently available to, management. It is important to note that Actavis’, Actavis plc’s and Warner Chilcott’s goals and expectations are not predictions of actual performance. Actavis’, Actavis plc’s or Warner Chilcott’s performance, at times, will differ from its goals and expectations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the inherent uncertainty associated with financial projections; successful integration of the Warner Chilcott acquisition and the ability to recognize the anticipated synergies and benefits of the Warner Chilcott acquisition; the difficulty of predicting the timing and outcome of pending or future litigation and government investigations and risks that an adverse outcome in such litigation or investigations could render Actavis, Actavis plc or Warner Chilcott liable for substantial damages or penalties; risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities or agencies; the impact of competitive products and pricing; risks related to fluctuations in foreign currency exchange rates; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; market acceptance of and continued demand for Actavis’, Actavis plc’s or Warner Chilcott’s products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’, Actavis plc’s or Warner Chilcott’s facilities, products and/or businesses; and changes in the laws and regulations, including Medicare, Medicaid, and similar laws in foreign countries affecting, among other things, pricing and reimbursement of pharmaceutical products and the settlement of patent litigation. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and such other risks and uncertainties detailed in Actavis, Inc.’s periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 (as revised pursuant to Actavis, Inc.’s Current Report on Form 8-K dated as of June 17, 2013, which was filed with the SEC on June 18, 2013) and Quarterly Reports on Form 10-Q for the periods ended March 31, 2013 and June 30, 2013, and Warner Chilcott’s periodic public filings with the Securities and Exchange Commission, including but not limited to Warner Chilcott’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013. Except as expressly required by law, Actavis disclaims any intent or obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2013	ACTAVIS PLC

	By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Chief Legal Officer – Global and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Transaction Agreement, dated May 19, 2013, by and among Actavis, Inc., Warner Chilcott Public Limited Company, Actavis Limited (now known as Actavis plc), Actavis Ireland Holding Limited, Actavis W.C. Holding LLC (now known as Actavis W.C. Holding Inc.) and Actavis W.C. Holding 2 LLC (now known as Actavis W.C. Holding 2 Inc.) (incorporated by reference to Exhibit 2.1 of Actavis, Inc.’s May 23, 2013 Current Report on Form 8-K).

3.1	Certificate of Incorporation of Actavis plc (formerly known as Actavis Limited) (incorporated by reference to Exhibit 3.1 of Actavis plc’s October 1, 2013 Registration Statement on Form S-8).

3.2	Amended and Restated Memorandum and Articles of Association of Actavis plc (formerly known as Actavis Limited) (incorporated by reference to Exhibit 3.2 of Actavis plc’s October 1, 2013 Registration Statement on Form S-8).

4.1	Fourth Supplemental Indenture, dated as of October 1, 2013, by and among Actavis, Inc., Actavis plc (formerly known as Actavis Limited) and Wells Fargo Bank, National Association, as trustee.

4.2	Third Supplemental Indenture, dated as of October 1, 2013, by and among Warner Chilcott Company, LLC, Warner Chilcott Finance LLC, Actavis plc (formerly known as Actavis Limited) and Wells Fargo Bank, National Association, as trustee.

10.1	Term Loan Amendment Agreement, by and among Actavis, Inc., Bank of America, N.A., as Administrative Agent, and the lenders party thereto, dated as of August 1, 2013 (incorporated by reference to Exhibit 10.1 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.2	Revolver Loan Amendment Agreement, by and among Actavis, Inc., Bank of America, N.A., as Administrative Agent, and the lenders party thereto, dated as of August 1, 2013 ((incorporated by reference to Exhibit 10.2 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.3	Amended and Restated Actavis Term Loan Credit Facility, by and among Actavis WC Holding S.à r.l., Actavis, Inc., Actavis plc (formerly known as Actavis Limited), the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, to be dated as of the Closing Date (incorporated by reference to Exhibit 10.3 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.4	Amended and Restated Actavis Revolving Credit Facility, by and among Actavis WC Holding S.à r.l., Actavis, Inc., Actavis plc (formerly known as Actavis Limited), the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, to be dated as of the Closing Date (incorporated by reference to Exhibit 10.4 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.5	WC Term Loan Credit and Guaranty Facility, dated as of August 1, 2013, by and among Actavis Limited, Warner Chilcott Corporation, WC Luxco S.à r.l, Warner Chilcott Company, LLC, Warner Chilcott Finance LLC, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent thereunder (incorporated by reference to Exhibit 10.5 to Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.6	Deed of Indemnification

10.7	Indemnification Agreement

99.1	Press Release issued by Actavis plc on October 1, 2013.